Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Force Protection Video Equipment Corporation for the fiscal quarter ended October 31, 2015, I, Paul Feldman, Chief Executive Officer of Force Protection Video Equipment Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2015, fairly presents, in all material respects, the financial condition and results of operations of Force Protection Video Equipment Corporation.

Dated: December 11, 2015

/s/ Paul Feldman

        Paul Feldman, President, CEO and CFO

(Principal Executive Officer and Principle Financial Officer)